Prudential's Group Variable Universal Life Insurance
                      Supplement, dated September 29, 1998
                                       to
                          Prospectus, dated May 1, 1998

 1. Financial transactions are normally reconciled at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, certain premium payments, loan repayments, or withdrawals) cannot be completed until the next business day, when banks and financial institutions have re-opened for business. In most cases, this will result in a one-day delay in the movement of money from one investment vehicle to another. The delay may be longer for payment of the Death Benefit, Cash Surrender Value, partial withdrawal, or loan proceeds. See WHEN PROCEEDS ARE PAID, PAGE
     44. Transfers among the Subaccounts and dollar cost averaging are not subject to this possible delay. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund.

 2. The Strong Funds: Strong Discovery Fund II, Strong Growth Fund II, Strong International Stock Fund II, and Strong Opportunity Fund II are not available to California residents.

 3. Alliance Capital's Growth Investors Portfolio is not available to any Prudential Group Variable Universal Life Participant.